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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 6, 2000

                               GENERAL MAGIC, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                                                  77-0250147
----------------------------    ------------------------    -----------------------
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification Number)

                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94086
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (408) 774-4000

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On November 6, 2000, General Magic, Inc., the Registrant, issued a press release announcing that Ask Jeeves has selected General Magic to build the voice user interface and provide hosting for its enterprise solutions. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)  EXHIBITS.

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
              Exhibit No.       Description
              -----------       -----------
              99.1              Press release of the Registrant, dated November 6, 2000, announcing that Ask
                                Jeeves has selected General Magic to build the voice user interface and provide hosting for its enterprise solutions.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             General Magic, Inc.


                                             By: /s/  Mary E. Doyle
                                                 ------------------------------
November 6, 2000                                         Mary E. Doyle
                                                 General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
99.1           Press release of the Registrant, dated November 6, 2000, announcing that Ask
               Jeeves has selected General Magic to build the voice user interface and provide hosting for its enterprise solutions.